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                           FORM N-4, ITEM 24(b)(4.32)
                  Form of AMENDMENT TO THE TDA GROUP ANNUITY CONTRACT
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                                   AMENDMENT
                                     TO THE
                           TDA GROUP ANNUITY CONTRACT
                      NUMBER G[insert Contract number here]
                                 (THE CONTRACT)
             ISSUED BY AMERICAN UNITED LIFE INSURANCE COMPANY (AUL)
                                       TO
                          [insert Contractholder here]
                              (THE CONTRACTHOLDER)

This Amendment is effective as of January 1, 2009.


The Contract is hereby amended by adding the following provisions and by deleting any corresponding Contract provision to the contrary:

1. [Loans: If this contract provides for loans whereby a Participant who has a fixed interest account balance may take a loan from AUL as the lender, using that fixed interest account balance as the only security for the loan, new loans of this type shall no longer be available on and after January 1, 2009. However, loans are permitted under this contract as withdrawals from the Participant's Account to the extent that AUL and the Plan Sponsor so agree and the Plan Sponsor makes provision in its Plan for the availability of Plan loans satisfying the requirements of Code section 72(p), and, where applicable, ERISA section 408(b)(1), whereby the Plan (rather than AUL) is the lender and the loan proceeds are withdrawn by the Plan Sponsor directly from the borrowing Participant's Account and then loaned by the Plan to the Participant. Additionally, hardship withdrawals and withdrawals upon attainment of age 59 1/2 from the Participant's Account are permitted under this contract to the extent that the Plan Sponsor makes provision in its Plan for such Participant benefits and the Plan Administrator provides information necessary for AUL to provide such a withdrawal.]

2. Contributions and Transfers: Code section 403(b) "Contributions" are amounts that have been paid to AUL and allocated to this contract, or that have been transferred to this contract from a prior AUL group annuity contract or a prior funding medium, pursuant to a Plan established by the Plan Sponsor that meets the requirements of Code section 403(b). Such transferred funds may be listed under categories other than "Contributions" on contract reports. [Code section 403(b) Contributions may not exceed applicable Code sections 402(g), 403(b), 414(v), and 415 limits. The term "Contributions" does not include amounts that were the subject of an eligible rollover distribution from another plan to the Plan.]

3. Excess Contributions: "Excess Contributions" are Contributions in excess of the applicable Internal Revenue Code limits. The Plan Sponsor is responsible for tracking Excess Contributions. [Code section 403(b) Contributions that exceed the applicable Code section 415 limits, and that the Plan Sponsor identifies to AUL, will be accounted for separately within this contract.]


4. Plan: A Code section 403(b) "Plan" means a plan of the Plan Sponsor that is qualified under Code section 403(b) for which Contributions are made to this contract.

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5.   [section  402(g)  Limit:  No  Participant  is  permitted  to have  elective deferral contributions (within the meaning of Code section 402(g)(3)) made during a calendar year under this contract, or under any other plans, contracts, or arrangements maintained by his or her employer, in excess of the dollar limitation in effect under Code section 402(g)(1) and any Regulations issued thereunder for taxable years beginning in such calendar year.]


6. [Nonforfeitability and Nontransferability: The Participant's entire Withdrawal Value (or "Cash Value" or other equivalent term, if that term is used in this contract) of the vested portion (as determined pursuant to the Code section 403(b) Plan) of Code section 403(b) funds of a Participant is nonforfeitable at all times within the meaning of Code section 403(b)(1)(C) and any Regulations issued thereunder. This contract shall also be nontransferable within the meaning of Treasury Regulation section1.403(b)3(a)(5). No sum payable under this contract that is attributable to Code section403(b) funds with respect to a Participant may be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person or entity other than us, other than pursuant to a qualified domestic relations order described in Code section 414(p). In addition, to the extent permitted by law, no such sum shall in any way be subject to legal process requiring the payment of any claim against the payee.]

7. [Rollovers : A distributee may elect to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For this purpose, the following definitions and rules apply:

     (a) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code section 401(a)(9) as made applicable by Code section 403(b)(10); any distribution made upon the hardship of the employee; and any other amounts designated in applicable federal tax guidance. The term "eligible rollover distribution" shall not include the portion of any distribution that is not includible in gross income except to the extent that such amount is paid directly to an eligible retirement plan that is anindividual retirement account described in Code section 408(a), an individual retirement annuity described in Code section408(b), or an annuity described in Code section 403(b) or qualified trust described in Code section 401(a) and such annuity or trust agrees to separately account for such amounts so transferred, including separately accounting for the portion of such distribution that is includible in gross income and the portion that is not so includible.


     (b) Eligible Retirement Plan: An eligible retirement plan is an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code sections 403(a) or 403(b), a qualified trust described in Code section 401(a), or an eligible deferred compensation plan described in Code section 457(b) which is maintained

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          by  an  eligible  governmental  employer  described  in  Code  section
          457(e)(1)(A),   that  accepts  the  distributee's   eligible  rollover
          distribution.


     (c) Distributee: The Participant is a distributee whether an employee or former employee. In addition, a Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p), is a distributee with regard to the interest of the spouse or former spouse.

     (d) Nonspouse Beneficiary: To the extent permitted by Code section 402(c)(11) and applicable federal tax guidance thereunder, a direct trustee-to-trustee transfer may be made to an individual retirement account described in Code section 408(a) or an individual retirement annuity described in Code section 408(b) of an individual who is the Participant's designated beneficiary but who is not the Participant's surviving spouse if such transfer would be an eligible rollover distribution but for the fact that the distribution is not being made to the Participant or the Participant's surviving spouse.

     (e) Direct Rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.]

8. [Limitations on Distributions:

     (a) Elective Deferrals: Amounts attributable to Code section 403(b) elective deferral Contributions made pursuant to a Code section 402(g)(3)(C) salary reduction agreement may be distributed to a Participant pursuant to the provisions of the Plan, provided that such distribution shall not occur until the Participant has either attained age 59 1/2, severed employment, died, become totally disabled (as defined by Code section 72(m)(7), subject to any limitations provided under the Plan), experienced a hardship (as defined by Code section 403(b)(11)(B), subject to any limitations provided under the Plan), or a withdrawal is made to provide a Plan loan in accordance with Code section 72(p). In the case of a hardship withdrawal, any gain credited to such Contributions may not be withdrawn. These timing restrictions do not apply to Contributions (but do apply to earnings thereon) that were contributed before 1989, to withdrawals to correct Excess Contributions in accordance with the Code or other applicable Regulations or guidance, or to distributions due to Plan termination in accordance with the Code or other applicable Regulations or guidance.

     (b) Nonelective Deferrals: For contracts issued after 2008, any distribution of Code section 403(b) Contributions other than elective deferrals described Section 8(a) above shall not occur until the Participant has seveemployment or upon the prior occurrence of an event specified in the Plaand permissible under Treasury Regulation section 1.403(b)-6(b), such as the attainment of a stated age, after a fixed number of years of service, disability. This restriction does not apply to withdrawals to correct Excess Contributions, distributions of after-tax employee Contributions anearnings thereon, and distributions due to Plan termination in accordancewith the Code or other applicable Regulations or guidance.]


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     9.   [Distributions   on  Plan   Termination:   With   regard  to   amounts
          attributable to Code section 403(b) Contributions made pursuant to a Code section 402(g)(3)(C) salary reduction agreement, termination of the Code section 403(b) Plan and distribution of such accumulated amounts pursuant to the provisions of the Plan are permitted only if the Plan Sponsor (taking into account all entities that are treated as the same employer under Code section 414(b), (c), (m), or (o) on the date of the termination) does not make contributions to any Code section 403(b) contract that is not part of the Plan during the period beginning on the date of Plan termination and ending 12 months after distribution of all assets from the terminated Plan. However, if at all times during the period beginning 12 months before the termination and ending 12 months after distribution of all assets from the terminated Plan, fewer than 2% of the employees who were eligible under the Code section 403(b) Plan as of the date of Plan termination are eligible under the alternative Code section 403 contract is disregarded.]

     10. [Required Minimum Distributions: This contract shall comply with the minimum distribution provisions of the Plan, but in no event shall the contract fail to comply with the requirements of Code section 401(a)(9) and the regulations issued thereunder, including, but not limited to, the incidental benefit requirements specified in Code section 401(a)(9)(G) and Q&A-2 of section 1.401(a)(9)-6, as made applicable by Code section 403(b)(10). For purposes of applying the distribution rules of Code section 401(a)(9), distributions shall be made in accordance with the provisions of section 1.408-8 of the Treasury Regulations, except as provided in section 1.403(b)-6(e) of the Treasury Regulations. Accordingly, the provisions of (a), (b), and
          (c) below shall apply:

(a)  Code  section  403(b)   Required   Minimum   Distributions   Prior  to  the
     Participant's Death:

     (1) Notwithstanding any provision of this contract to the contrary, the distribution of a Participant's post-1986 Code section 403(b) interest in the contract (amounts accruing after 1986, including post-1986 earnings on pre-1987 accrued amounts) will be made in accordance with the requirements of Code sections 403(b)(10) and 401(a)(9) and the Regulations issued thereunder. If distributions are not made in the form of an annuity on an irrevocable basis (except for acceleration), then distribution of a Participant's post-1986 Code section 403(b) interest in the contract (as determined under (b)(3) below) must satisfy the requirements of Code sections 403(b)(10) and 401(a)(9) and the regulations issued thereunder as applicable to an account, rather than the requirements of (a)(2), (3), and (4) below and (b) below applicable to an annuity.

     (2) The Participant's entire post-1986 Code section 403(b) interest will begin to be distributed no later than the first day of April following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires from employment with the employer maintaining the Plan (the "required beginning date") over (a) the life of the Participant or the lives of the Participant and his or her designated beneficiary or (b) a period certain not extending beyond the life expectancy of the Participant or the joint and last survivor expectancy of the Participant and his


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          of her designated  beneficiary.  However, if this contract is not part of a governmental plan or church plan, the "required beginning date" for a 5% owner is the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2. Payments will be made in periodic payments at intervals of no longer than 1 year, and must be either nonincreasing or they may increase only as provided in Q&As-1 and -4 of section 1.401(a)(9)-6 of the Treasury Regulations. In addition, any distribution of Code section 403(b) amounts accruing pre-1987 or post-1986 must satisfy the incidental benefit requirements specified in Code section 401(a)(9)(G) and Q&A-2 of Treasury Regulation section 1.401(a)(9)-6.

     (3) The distribution periods described in (a)(2) above cannot exceed the periods specified in Treasury Regulation section 1.401(a)(9)-6.

     (4) The first required payment can be made as late as the "required beginning date," and must be the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval.

(b)  Code section 403(b) Required Minimum  Distributions After the Participant's
     Death:

     (1)  If  the  Participant  dies  before  his  Annuity   Commencement  Date,
          hisentire post-1986 Code section 403(b) interest (as defined in 10(a)(1) above) will be distributed at least as rapidly as follows:

               (A) in a single sum or other method not provided in (B) below; provided, however, that the entire interest must be paid onor before December 31 of the calendar year which contains the fifth anniversary of the Participant's death, or

               (B) as an annuity in accordance with the Annuity Options shown in the contract over a period not to exceed the life or life expectancy of the Participant's beneficiary.

                    (i) If the designated beneficiary is not the Participant's surviving spouse, the entire interest will be distributed, beginning no later than December 31 of the calendar year following the calendar year inwhich the Participant died, over the remaining life expectancy of such designated beneficiary. Such lifeexpectancy is determined using the age of the beneficiary as of his or her birthday in the year following the year of the Participant's death or, if elected, in accordance with
                         (b)(1)(B)(iii) below.

                    (ii) If the sole designated beneficiary is the Participant's
                         surviving   spouse,   the  entire   interest   will  be
                         distributed, beginning no later than December 31 of the
                         calendar year following the calendar year in
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                    which  the  Participant  died  (or  by  December  31 of  the calendar year in which the Participant would have attained age 70 1/2, if later), over such spouse's life, or, if elected, in accordance with (b)(1)(B)(iii) below. If the surviving spouse dies before required distributions commence to him or her, the remaining interest will be distributed, beginning on or before December 31 of the calendar year immediately following the calendar year in which the spouse died, over the spouse's designated beneficiary's remaining life expectancy determined using such beneficiary's age as of his or her birthday in the year following the death of
                    the  spouse,   or,  if  elected,   will  be  distributed  in
                    accordance with (b)(1)(B)(iii) below. If the surviving spouse dies after required distributions commence to him or her, any remaining interest will continue to be distributed under the payment option chosen.


                    (iii) If there is no designated beneficiary,  the designated beneficiary is not an individual, or if applicable by operation of (b)(1)(B)(i) or (ii) above, the entire interest will be distributed no later than December 31 of the calendar year containing the fifth anniversary of the Participant's death (or of the spouse's death in the case of the surviving spouse's death before distributions are required to begin under (b)(1)(B)(ii) above).

                    (iv) Life  expectancy  is  determined  using the Single Life
                         Table in Q&A-1 of Treasury Regulation section 1.401(a)(9)9. If distributions are being made to a surviving spouse as the sole designated beneficiary, such spouse's remaining life expectancy for a year is the number in the Single Life Table corresponding to such spouse's age in the year. In all other cases, remaining life expectancy for a year is the number in the Single Life Table corresponding to the beneficiary's age in the year specified in (b)(1)(B)(i) or (ii) above and reduced by 1 for each subsequent year.

     (2) If the Participant dies on or after his or her Annuity Commencement Date, any interest remaining under the benefit payment option selected will continue to be distributed under that benefit payment option and will be paid at least as rapidly as prior to the Participant's death.

     (3) The Participant's "interest" includes the amount of any outstanding rollover or transfer and the actuarial value of any other benefits

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     provided under the contract, such as guaranteed death benefits, if any.



     (4) For purposes of (b)(1) and (2) above, required distributions are considered to commence on the Participant's required beginning date or, if applicable, on the date distributions are required to begin to the surviving spouse under (b)(1)(B)(ii) above. However, if distributions start prior to the applicable date in the preceding sentence, on an irrevocable basis (except for acceleration) under an annuity contract meeting the requirements of Treasury Regulation section 1.401(a)(9)-6, then required distributions are considered to commence on the annuity starting date.

(c) Application to Multiple Contracts: To the extent permitted by Treasury Regulation section 1.403(b)-6(e)(7), the required minimum distribution from one Code section 403(b) contract of a Participant may be distributed from another Code section 403(b) contract in order to satisfy Code section 401(a)(9). The Participantshall in such event be responsible for the satisfaction of Code section 401(a)(9).]

                                      AUL
                                       By
                            /s/ Dayton H. Molendorp
                     [President & Chief Executive Officer]

                                     Attest

                              /s/ Thomas M. Zurek
                                  [Secretary]

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